UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 21, 2023

TRUTANKLESS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54219	26-2137574
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14646 North Kierland Blvd., Suite 270

Scottsdale, Arizona 85254

(Address of Principal Executive Offices, including zip code)

(480) 275-7572

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant's Certifying Accountant

Item 4.01(a) Dismissal of Auditor.

On April 21, 2023, Trutankless, Inc. (the “Company”) dismissed M&K CPA’s, PLLC (“M&K CPA’s”) as Independent Registered Public Accountants. On April 21, 2023, the Board of Directors of the Company authorized the dismissal.

During the fiscal year ended December 31, 2021 and through M&K CPAs’ dismissal on April 21, 2023, there were (1) no disagreements with M&K CPA’s on any matter of accounting principles or practices, financial disclosure, or auditing scope on procedures, which disagreements, if not resolved to the satisfaction of M&K CPA’s would have caused M&K CPA’s to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraph (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

We furnished M&K CPA’s with a copy of this disclosure on April 24, 2023, providing M&K CPA’s with the opportunity to furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. A copy of M&K CPA’s letter to the SEC is filed as Exhibit 16.1 to this Report.

Item 4.01(b) Engagement of Auditor

On April 21, 2023, the Company engaged Gries and Associates, LLC (“Gries and Associates”) as its new independent registered public accounting firm beginning with the fiscal quarter ending March 31, 2022. The change in the Company’s independent registered public accounting firm was approved by the board of directors. During the most recent fiscal year and through the date of this Current Report, neither the Company nor anyone on its behalf consulted with Gries and Associates regarding any of the following:

(i) The application of accounting principles to a specific transaction, either completed or proposed;

(ii) The type of audit opinion that might be rendered on the Company’s financial statements, and none of the following was provided to the Company:

(a) a written report; or (b) oral advice that Gries and Associates concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or

(iii) Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements & Exhibits

Exhibit Number	Description
16.1	Letter from M&K CPA’s, PLLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUTANKLESS, INC.

Date: April 24, 2023	By:	/s/ Michael Stebbins
Michael Stebbins, CEO

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